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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)          June 29, 2001
                                                        ------------------------

                          U S INDUSTRIAL SERVICES, INC.
        ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Delaware                      0-22388                99-0273889
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(State or Other Jurisdiction           (Commission File         (IRS Employer
      of Incorporation                     Number)           Identification No.)


     11850 Jones Road, Houston, Texas                        77070
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  (Address of Principal Executive Offices)                 (Zip Code)


          Registrant's telephone number, including area code:     (281) 807-5033
                                                                ----------------



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On June 29, 2001, U S Industrial Services, Inc. (the "Company"), completed the acquisition of Point To Point Network Services, Inc., a Massachusetts corporation ("Point To Point-Mass."), a provider of fixed communications networking design and build-out services, such as voice, data, and video, to the communications industry. The acquisition was structured as a forward triangular merger (the "Merger"), with Point To Point-Mass. merging with and into Point To Point Network Services, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Point To Point-Del."), pursuant to a Reorganization Agreement and Plan of Merger (the "Merger Agreement").

         The sole shareholder of Point To Point-Mass. received the following consideration in the Merger: (a) 2,000,000 shares (the "Merger Shares") of the Company's common stock, par value $.01 per share ("Common Stock"); (b) $667,622 in cash; and (c) an earn-out calculated as five times the amount by which earnings before interest, taxes, depreciation and amortization exceed $771,667 during 2001, payable 20% in cash and the remainder in shares of Common Stock, based on a value per share equal to the closing trading price of the Common Stock on the last trading day of 2001. The Merger Agreement requires 200,000 shares of the Merger Shares to be held in escrow for one year in order to satisfy certain indemnification obligations that could arise under the Merger Agreement, and piggy-back registration rights were granted in connection with the Merger Shares. The Company had 10,888,982 shares of Common Stock outstanding immediately following the Merger.

ITEM 5. OTHER EVENTS.

         As disclosed in the Company's information statement on Schedule 14C, filed with the Securities and Exchange Commission on July 9, 2001, the Company intends to amend and restate its Certificate of Incorporation on July 31, 2001, in order to, among other things, change the name of the Company to "Nextgen Communications Corporation".

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) It is impractical to furnish the required financial statements at this time. The financial statements will be filed under cover of Form 8-K/A on or before August 28, 2001.

(b) It is impractical to furnish the required pro forma financial information at this time. The requisite pro forma financial information will be filed under cover of Form 8-K/A on or before August 28, 2001.

(c) Exhibits:

   Exhibit No.       Description
   -----------       -----------
      2.1      Reorganization Agreement and Plan of Merger, effective as of June
               29, 2001, by and among U S Industrial Services, Inc., Point To
               Point Network Services, Inc., a Delaware corporation, Point To
               Point Network Services, Inc., a Massachusetts corporation, and W.
               Michael Sullivan.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        U S INDUSTRIAL SERVICES, INC.


Date:   July 19, 2001                   By: /s/ FRANK J. FRADELLA
                                           -------------------------------------
                                           Frank J. Fradella
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

   Exhibit No.       Description
   -----------       -----------
      2.1      Reorganization Agreement and Plan of Merger, effective as of June
               29, 2001, by and among U S Industrial Services, Inc., Point To
               Point Network Services, Inc., a Delaware corporation, Point To
               Point Network Services, Inc., a Massachusetts corporation, and W.
               Michael Sullivan.



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